                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2004
                                                         -----------------


                               ACETO CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           000-4217                                  11-1720520
--------------------------------------------------------------------------------
     (Commission File Number)          (IRS Employer Identification Number)

            One Hollow Lane, Suite 201, Lake Success, New York 11042
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 627-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2004, Aceto Corporation, a New York corporation (the "Registrant"), through its wholly-owned subsidiary, Aceto (Hong Kong) Limited, entered into an agreement to purchase approximately 1,300 gross square meters of office space located in Shanghai, China. The purchase price is approximately $2.9 million, of which approximately $1.7 million was paid upon execution of the agreement, approximately $0.9 million will be paid on December 20, 2004 and the remainder of approximately $0.3 million will be paid on March 20, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) In connection with the above agreement, the Registrant became obligated to pay approximately $0.9 million on December 20, 2004 and approximately $0.3 million on March 20, 2005.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Purchase Agreement between Shanghai Zhongjin Real Estate Development Company Limited and Aceto (Hong Kong) Limited dated November 10, 2004 (the Registrant expects to file the agreement with its quarterly report on Form 10-Q for the quarterly period ending December 31, 2004).


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACETO CORPORATION
                                     (Registrant)


Dated: November 12, 2004              By: /s/ Leonard S. Schwartz
                                         ----------------------------------
                                         Leonard S. Schwartz, Chairman,
                                         President and Chief Executive Officer